HANCOCK HORIZON FAMILY OF FUNDS

                                   PROSPECTUS
                               [JANUARY 31, 2001]

                           HANCOCK HORIZON GROWTH FUND

                                 THE ARBOR FUND

                     TRUST CLASS, CLASS A AND CLASS C SHARES

                                   ADVISED BY
                                  HANCOCK BANK

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
        THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The information in the prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Hancock Horizon Funds). The Hancock Horizon Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class, Class A and Class C Shares of the Hancock Horizon Growth Fund (the "Fund") that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class, Class A and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
     HANCOCK HORIZON GROWTH FUND......................................XXX
     MORE INFORMATION ABOUT RISK......................................XXX
     MORE INFORMATION ABOUT FUND INVESTMENTS..........................XXX
     INVESTMENT ADVISER AND PORTFOLIO MANAGERS........................XXX
     PURCHASING, SELLING AND EXCHANGING FUND SHARES...................XXX
     DISTRIBUTION OF FUND SHARES......................................XXX
     DIVIDENDS AND DISTRIBUTIONS......................................XXX
     TAXES............................................................XXX
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         HANCOCK HORIZON FAMILY OF FUNDS..................... ........Back Cover

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HANCOCK HORIZON GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                   Long-term capital appreciation

INVESTMENT FOCUS                  Large capitalization U.S. common stocks

SHARE PRICE VOLATILITY            High

PRINCIPAL INVESTMENT STRATEGY     Investing in common stocks which the Adviser
                                  believes have above average growth potential based on its fundamental analysis

INVESTOR PROFILE                  Investors who seek long-term capital
                                  appreciation who are willing to bear the risks of investing in equity securities


INVESTMENT STRATEGY OF THE HANCOCK HORIZON GROWTH FUND

The Fund seeks capital appreciation by investing primarily (at least 65% of its assets) in U.S. common stocks of companies with large market capitalizations (in excess of $1 billion) whose sales and earnings are expected to grow at an above average rate. The Adviser employs a strictly quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, relative price strength and return on equity momentum, and relative price-to-earnings ratio and cash flow. The Adviser attempts to keep a sector weighting similar to that of its benchmark, an equal-weighted combination of the S&P 500 Index and the S&P MidCap 400 Index. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE HANCOCK HORIZON GROWTH FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on large capitalization stocks, may underperform other segments of the equity markets or the equity markets as a whole.

PERFORMANCE INFORMATION

The Fund is new and therefore did not have performance information at the time this prospectus was printed.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)



                                                                           TRUST CLASS SHARES     CLASS A SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases                                  None                 5.75%               None
 (as a percentage of offering price)*
Maximum Deferred Sales Charge (Load)                                              None                 None                None
 (as a percentage of net asset value)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and                   None                 None                None
 other Distributions (as a percentage of offering price)
Redemption Fee (as a percentage of amount redeemed, if applicable)**              None                 None                1.00%
Exchange Fee                                                                      None                 None                None

*   This sales charge varies depending upon how much you invest.  See "Purchasing Fund Shares."
**  This redemption fee is only applicable to shares sold within nine months of their purchase date.
    This fee is not a sales charge and is payable directly to the Fund.



ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                      TRUST CLASS SHARES     CLASS A SHARES         CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------
Investment Advisory Fees                                    0.80%                 0.80%                   0.80%
Distribution and Service (12b-1) Fees                       None                  None                    0.75%
Other Expenses                                              0.35%                 0.60%                   0.60%
                                                            -----                 -----                   -----
Total Annual Fund Operating Expenses                        1.15%*                1.40%*                  2.15%*
Fee Waivers and Expense Reimbursements                      0.15%                 0.15%                   0.15%
Net Expenses                                                1.00%                 1.25%                   2.00%
--------------------------------------------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.
Other expenses are higher for Class A and Class C Shares due to shareholder services fees.



For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                         1 YEAR               3 YEARS
TRUST CLASS SHARES                        $102                  $350
CLASS A SHARES                            $671                  $978
CLASS C SHARES                            $203                  $658

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Adviser uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Hancock Horizon Family of Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Hancock Bank serves as the Adviser to the Funds. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of [December 31, 2000], Hancock Bank had approximately [$X.XX] billion in assets. The Adviser is entitled to receive 0.80% of the Hancock Horizon Growth Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. In addition to the compensation payable directly by such accounts for fiduciary and non-fiduciary services, Hancock Bank receives compensation for acting as the Fund's investment adviser and Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

COMMISSIONS, DISTRIBUTION AND SERVICING FEES. Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. (H.I.S., Inc.), acting as dealer in connection with the sale of Class A Shares of the Fund will be entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $5,000 per class of the Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A or Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to .25% of average daily net assets attributable to Class A and Class C Shares.

PORTFOLIO MANAGERS

David Lundgren Jr., CFA, will be primarily responsible for the day to day management of the Fund. Mr. Lundgren serves as Director of Equities and Research for Hancock Bank and is also responsible for managing the Hancock Horizon Growth and Income Fund. Prior to joining Hancock Bank in 1998, he served in a similar capacity for First Commerce Corporation. He has more than 10 years of investment experience.

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist for Hancock Bank. Prior to joining Hancock Bank in 1998, Mr. Portwood served in a similar capacity for First Commerce Corporation. He has more than 30 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class, Class A and Class C Shares of the Fund.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and Hancock Bank are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the Fund or its shareholders.

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order before 4:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares of the Fund for the first time, you must invest at least:

CLASS                                       DOLLAR AMOUNT
Class A Shares                                  $1,000
Class C Shares                                  $1,000

Your subsequent investments in the Fund must be made in amounts of at least
$500.

Trust Class Shares are for Hancock Bank's trust customers.

The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class A and Class C Shares automatically through regular deductions from your account in amounts of at least $250 per month.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after the Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:



                                                                        YOUR SALES CHARGE AS       YOUR SALES CHARGE AS
                                                                          A PERCENTAGE OF          A PERCENTAGE OF YOUR
FUND                             IF YOUR INVESTMENT IS:                   OFFERING PRICE              NET INVESTMENT
------------------------------------------------------------------------------------------------------------------------
HANCOCK HORIZON GROWTH FUND       LESS THAN $50,000                           5.25%                         5.54%
                                  $50,000 BUT LESS THAN $100,000              4.50%                         4.71%
                                  $100,000 BUT LESS THAN $250,000             3.50%                         3.63%
                                  $250,000 BUT LESS THAN $500,000             2.50%                         2.56%
                                  $500,000 BUT LESS THAN $1,000,000           2.00%                         2.04%
                                  $1,000,000 AND OVER                         0.00%                         0.00%


WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:
o  through reinvestment of dividends and distributions;
o  through a Hancock Investment Services asset allocation account;
o by persons repurchasing shares they redeemed within the last 30 days (see Repurchase of Class A Shares);
o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid a front-end sales charge on the original shares redeemed;
o by directors, employees, and members of their immediate family (living in the same household), of Hancock Bank and its affiliates;
o  by Trustees and officers of The Arbor Fund; or
o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of the Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A trust purchasing shares for the same trust account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares or wish to close your account or send your sale proceeds to a third-party, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the next NAV determined after the Fund receives your request.

Class C Shares will be subject to a 1.00% redemption fee if sold within nine months of their purchase.

SYSTEMATIC WITHDRAWAL PLAN (CLASS A AND CLASS C SHARES ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven days after we receive your request. Your proceeds can be wired to your bank account (subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                                              DOLLAR AMOUNT
Class A Shares                                         $1,000
Class C Shares                                         $1,000

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange your shares up to 10 times during a calendar year. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee for each additional exchange should you exchange your shares more than 10 times during a year. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TRUST CLASS SHARES

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund.

CLASS A SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Hancock Horizon Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Hancock Horizon Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

CLASS C SHARES

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows Class C Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class C Shares, as a percentage of average daily net assets are 0.75%.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes its income quarterly and makes distributions of capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its income and capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF FUND SHARES IS A TAXABLE EVENT.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

            HANCOCK HORIZON FAMILY OF FUNDS


INVESTMENT ADVISER

Hancock Bank
One Hancock Plaza
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated [January 31, 2001], includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-800-738-2625, EXT. 7200

BY MAIL:  Write to us
Hancock Trust Operations/Transfer Agent
301 Main Street
Baton Rouge, LA 70816

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV. The Arbor Fund's Investment Company Act registration number is 811-7102.

                         HANCOCK HORIZON FAMILY OF FUNDS

                                     TRUST:
                                 THE ARBOR FUND

                           HANCOCK HORIZON GROWTH FUND

                               INVESTMENT ADVISER:
                                  HANCOCK BANK


                       STATEMENT OF ADDITIONAL INFORMATION


This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. It is intended to provide additional information about the activities and operations of the Hancock Horizon Growth Fund (the "Fund"), an individual fund in a separate series of funds of The Arbor Fund (the "Trust"). This Statement of Additional Information should be read in conjunction with the Fund's Prospectus dated [JANUARY 31, 2001]. The Prospectus may be obtained by calling 1-888-346-6300.

                                                 TABLE OF CONTENTS

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS........................S-2

INVESTMENT LIMITATIONS.......................................................S-8

THE ADVISER, TRANSFER AGENT AND CUSTODIAN...................................S-10

THE ADMINISTRATOR...........................................................S-11

THE DISTRIBUTOR.............................................................S-13

CODES OF ETHICS.............................................................S-13

INDEPENDENT PUBLIC ACCOUNTANTS..............................................S-14

LEGAL COUNSEL...............................................................S-14

TRUSTEES AND OFFICERS OF THE FUND...........................................S-14

PERFORMANCE INFORMATION.....................................................S-17

CALCULATION OF TOTAL RETURN.................................................S-17

PURCHASING SHARES...........................................................S-18

REDEEMING SHARES............................................................S-18

DETERMINATION OF NET ASSET VALUE............................................S-18

TAXES ......................................................................S-18

FUND TRANSACTIONS...........................................................S-21

TRADING PRACTICES AND BROKERAGE.............................................S-21

DESCRIPTION OF SHARES.......................................................S-23

SHAREHOLDER LIABILITY.......................................................S-23

LIMITATION OF TRUSTEES' LIABILITY...........................................S-23


[January 31, 2001]

[fulfillment code]

THE FUND AND THE TRUST

This Statement of Additional Information relates to the Hancock Horizon Growth Fund (the "Fund"), a mutual fund in a series of mutual funds known as the Hancock Horizon Family of Funds (the "Funds"). The Funds also include the Treasury Securities Money Market Fund, Tax Exempt Money Market Fund, Strategic Income Bond Fund and the Growth and Income Fund, and together, are a separate series of The Arbor Fund (the "Trust"). The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. The Fund offers shares of the Trust, A and C classes.

Each share of each class of the Fund represents an equal proportionate interest in the Fund. SEE "Description of Shares."

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

HANCOCK HORIZON GROWTH FUND

The Hancock Horizon Growth Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks capital appreciation by investing primarily (at least 65% of its assets) in common stocks of U.S. companies with large capitalization (in excess of $1 billion) whose sales and earnings are expected to grow at an above average rate of return. The Fund will be as fully invested as practicable in common stocks under normal conditions. The Fund may also purchase warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Adviser employs a strictly quantitative method of analysis in its investment decision making to choose companies whose sales and earnings are expected to grow at an above average rate. The Adviser's quantitative model screens the companies included in the S&P 500 Index and the S&P 400 MidCap Index and assigns weightings to the following quantitative factors: 50% weighting to "earnings block" factors (such as earnings surprise or estimate revision), 30% weighting to "momentum block" factors (such as relative price strength or return on equity momentum), and 20% weighting to "valuation block" factors (such as relative price-to-earnings ratio and cash flow.) The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may also invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in the Fund's "Investment Objectives and Policies" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are securities typically issued by a U.S. financial institution. ADRs evidence ownership interests in a pool of securities issued by a foreign issuer and deposited with the depositary. Generally, ADRs are designed for trading in the U.S. securities market. ADRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANK OBLIGATIONS - The Fund is not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Fund by such banks or by their customers will not be a consideration in determining which bank obligations the Fund will purchase. The Fund will not purchase obligations of the Adviser.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

BANK INVESTMENT CONTRACTS ("BICS") - BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest-bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL  PAPER  -  Commercial  paper  is a term  used to  describe  unsecured
short-term   promissory   notes  issued  by  corporations  and  other  entities.
Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES - Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES - Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICS, IOs and Pos), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (E.G., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs and CATS). SEE elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussion of these various instruments.

EQUITY SECURITIES - Equity securities include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FIXED INCOME SECURITIES - Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Fund invests will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect the Fund's net asset value.

FUTURES AND OPTIONS ON FUTURES - As consistent with the Fund's investment objectives, the Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC") if, to the extent that such futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of that Fund's net assets.

The Fund may buy and sell futures contracts and related options to manage its exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce the Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Fund may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying securities, or securities represented by an index, are permitted investments of the Fund.

Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower the Fund's return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

In order to cover any obligations it may have under options or futures contracts, the Fund will either own the underlying asset, have a contract to acquire such an asset without additional cost or set aside, in a segregated account, high quality liquid assets in an amount at least equal in value to such obligations.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security and repurchase agreements of over seven days in length. The Fund will not invest more than 15% of its net assets in such instruments.

TAXABLE MONEY MARKET SECURITIES - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with an original maturity of one-year or less issued by corporations; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

With respect to the Fund, money market securities are considered to include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at time of purchase A-2 or higher by S&P or P2 or higher by Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long-and short-term debt instruments which are rated at the time of purchase A-2 or higher by S&P or P2 or higher by Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity, and have a long-term rating of BBB\Baa by Standard & Poor's and Moody's respectively.

OPTIONS - Put and call options for various securities and indices are traded on national securities exchanges. As consistent with the Fund's investment objectives, options may be used by the Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although the Fund may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. The Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. If the Fund writes call options, it will write only covered call options.

The aggregate value of option positions may not exceed 10% of the Fund's net assets as of the time such options are entered into by the Fund.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which the Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. The Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. The Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. The Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. As consistent with the Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING - As consistent with the Fund's investment objectives, the Fund may engage in securities lending, under which securities are loaned pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government equal to at least 100% of the market value of the securities lent. The Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SHORT SALES - As consistent with the Fund's investment objectives, the Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

SWAPS, CAPS, FLOORS AND COLLARS - Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities, the Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investment and its share price and yield.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - Obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, among others, FHLMC, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES - Any guarantee by the U.S. government of the securities in which the Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of the Fund.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs").

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain of the obligations purchased by the Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS - Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, the Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although the Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Fund. Fundamental policies cannot be changed without the consent of the holders of a majority of the Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

The Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

         For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
         (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Fund's and may be changed with respect to the Fund by the Board of Trustees.

The Fund may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of that Fund's net assets.

2. Purchase securities on margin or effect short sales, except that the Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

The foregoing percentages are: (i) based on total assets (except for the limitation on illiquid securities which is based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER, TRANSFER AGENT AND CUSTODIAN

ADVISORY SERVICES - The Trust and Hancock Bank (the "Adviser") have entered into an advisory agreement (the "Advisory Agreement") dated as of May 31, 2000 with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the appropriate Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

Hancock Bank is a wholly owned subsidiary of Hancock Bank Holding Company, a bank holding company headquartered in Gulfport, Mississippi. Hancock Bank's banking activities date to 1899 when Hancock Bank opened its doors in Bay St. Louis with a capitalization of $10,000. As of [DECEMBER 31, 2000], Hancock Bank had total consolidated assets of approximately $[XX] billion and operates [97] banking offices in the States of Mississippi and Louisiana. It offers commercial, consumer and mortgage loans, deposit services, as well as trust and fiduciary services, to individuals and middle market businesses in its respective market areas.

The Bank's Trust & Financial Services Group provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. The Trust and Financial Services Group employs approximately [80] people and have approximately $[2.5 BILLION] in assets.

The Adviser is entitled to receive 0.80% of the Hancock Horizon Growth Fund's average daily net assets for its investment advisory services, but may receive less due to waivers.

TRANSFER AGENCY SERVICES - Hancock Bank also serves as the Fund's transfer agent under a Transfer Agency and Service Agreement dated May 31, 2000. Hancock Bank receives an annual fee of $5,000 per class of each Fund under the Transfer Agency and Service Agreement.

CUSTODIAN SERVICES - Hancock Bank acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. Under the Custody Agreement dated May 31, 2000, the Trust shall pay Hancock Bank at an annual rate, based on each Fund's average daily net assets, of 0.03%, subject to a minimum of $250 per month per Fund.

SHAREHOLDER SERVICES - The Fund and Hancock Bank have also entered into a shareholder servicing agreement pursuant to which Hancock Bank provides certain shareholder services to Class A, Class C, and Institutional Sweep shareholders (the "Service Plan"). Under the Service Plan, Hancock Bank may perform, or may compensate other service providers, including Hancock Investment Services, Inc., for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to client; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Fund may pay Hancock Bank a fee at a rate of up to 0.25% annually of the average daily net assets of the Fund attributable to Class A, Class C and Institutional Sweep Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. Hancock Bank may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

THE ADMINISTRATOR

SEI Investments Mutual Funds Services (the "Administrator") serves as the administrator of the Trust. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:


--------------------------------------------------------------------------------
      Fee (as a percentage of aggregate
            average annual assets)                 Aggregate Trust Assets
--------------------------------------------------------------------------------
                    0.15%                            First $100 million
--------------------------------------------------------------------------------
                   0.125%                             Next $250 million
--------------------------------------------------------------------------------
                    0.10%                             Next $400 million
--------------------------------------------------------------------------------
                    0.08%                             Over $750 million
--------------------------------------------------------------------------------


The foregoing fee is subject to an annual minimum as follows:

The Trust's cumulative minimum annual fee for the initial four Funds:

         $250,000 in the first year, broken down as follows:
         $200,000* in the first six months (calculated on an annualized basis) $300,000 in the next six months (calculated on an annualized basis) $300,000 in the second year
         $400,000 in years  three, four and five

* Minimums during the first six months of this Agreement will accrue each month, and, if not paid monthly, the total amount due for the six months will be paid in full in the seventh month.

A maximum of five new Funds (in addition to the original four as noted above) may be opened and applied to the cumulative pricing model during the original five-year term. The following sets forth the cumulative minimum annual fee for the Trust for the specified number of Funds:

--------------------------------------------------------------------------------
                  Year 1              Year 2                   Year 3 and After
--------------------------------------------------------------------------------
5 Funds**         $350,000            $400,000                 $500,000
--------------------------------------------------------------------------------
6 Funds           $475,000            $525,000                 $625,000
--------------------------------------------------------------------------------
7 Funds           $625,000            $675,000                 $775,000
--------------------------------------------------------------------------------
8 Funds           $800,000            $850,000                 $950,000
--------------------------------------------------------------------------------
9 Funds           $1,000,000          $1,050,000               $1,150,000
--------------------------------------------------------------------------------

** The Hancock Horizon Growth  Fund is the fourth Fund.

For the tenth Fund and each Fund opened thereafter, the Trust will pay a minimum fee of $75,000 per Fund in addition to the cumulative minimum set forth above.

The minimum annual fee for each additional class of Shares of a Fund established after the initial three (3) classes of Shares per Fund is $10,000.

The Trust will be separately charged $6 per call for each incoming and outgoing investor service call. Further, if the Trust opens a Fund or a class directed toward retail investors, the Trust will use the Administrator's Voice Response Unit at the then-prevailing fee.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Funds until May 31, 2005 and shall continue in effect for successive periods of three years unless terminated by either party on not less than 90 days' written notice to the other party.

The Administrator, a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, iShares Inc., iShares Trust, JohnsonFamily Funds, Inc., The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Inter-national Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

THE DISTRIBUTION PLAN

The Distribution Plan (the "Plan") provides that Class C Shares of the Fund will pay the Distributor a fee of .75% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes further require certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Codes of Ethics are on file with the Securities and Exchange Commission, and are available to the public.

INDEPENDENT PUBLIC ACCOUNTANTS

[TBD] serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE FUND

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust. The Trust pays the fees for unaffiliated Trustees.

The Trustees and Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456. Certain officers of the Trust also serve as officers of some or all of the following:
The Achievement Funds Trust, The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., ARK Funds, Armada Funds, The Armada Advantage Fund, Bishop Street Funds, CNI Charter Funds, CUFUND, The Expedition Funds, First American Funds, Inc., First American Investment Funds, Inc., First American Strategy Funds, Inc., First Omaha Funds, Inc., Friends Ivory Funds, HighMark Funds, Huntington Funds, Huntington VA Funds, iShares Inc., iShares Trust, JohnsonFamily Funds, Inc., The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., The Pillar Funds, SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional Inter-national Trust, SEI Institutional Investments Trust, SEI
Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, TIP Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, Boston 1784 Funds(R), The Expedition Funds, Oak Associates Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27) -- Trustee** -- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments

Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27) -- Trustee** -- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

EUGENE B. PETERS (DOB 06/03/29) -- Trustee** -- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and Oak Associates Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42) -- Trustee**-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, Oak Associates Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JAMES R. FOGGO (DOB 06/30/64) -- President -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate, Paul Weiss, Rifkind, Wharton & Garrison (law firm), 1998. Associate, Baker & McKenzie (law firm), 1995-1998. Associate, Battle Fowler L.L.P. (law firm), 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary --Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate, at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate, Dewey Ballantine (law firm), 1994-1995. Associate, Winston & Strawn (law firm), 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary -- Vice President and Assistant Secretary of SEI Investments, t he Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

KATHY HEILIG (DOB 12/21/58) -- Vice President and Assistant Secretary -- Treasurer of SEI Investments since 1997; Vice President of SEI Investments since 1991. Vice President and Treasurer of the Administrator since 1997. Assistant Controller of SEI Investments and Vice President of the Distributor since 1995; Director of Taxes of SEI Investments, 1987 to 1991. Tax Manager, Arthur Andersen LLP prior to 1987.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - Vice President and Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 -
2000). Associate at Pepper Hamilton LLP (1997-1998). Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol (1994 - 1997).

ROBERT J. DELLACROCE (DOB 12/17/63) -- Controller and Chief Financial Officer -- Director, Funds Administration and Accounting of the Administrator since 1994. Senior Audit Manager, Arthur Andersen LLP, 1986 - 1994.

JOHN H. GRADY, JR. (DOB 06/01/61) -- Secretary -- 1701 Market Street, Philadelphia, PA 19103, Partner since 1995, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor.

RICHARD W. GRANT (DOB 10/25/45) _ Assistant Secretary _ 1701 Market Street, Philadelphia, PA 19103-2921. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, the Administrator and the Distributor.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Patterson, Peters and Storey serve as members of the Audit Committee of the Fund.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.

The following table exhibits Trustee compensation for the fiscal period ended January 31, 2000.

-------------------------------------------------------------------------------------------------------------------------
                      Aggregate
                     Compensation                                                          Total Compensation From
                  From Registrant for    Pension or Retirement        Estimated           Registrant and Fund Complex
                    the Fiscal Year       Benefits Accrued as       Annual Benefits      Paid to Trustees for the Fiscal
Name of Person       Ended 1/31/00       Part of Fund Expenses      Upon Retirement           Year Ended 1/31/00*
-------------------------------------------------------------------------------------------------------------------------
John T. Cooney           $6,079                   N/A                     N/A             $6,079 for service on 1 board
-------------------------------------------------------------------------------------------------------------------------
Robert Patterson         $7,443                   N/A                     N/A             $7,443 for service on 1 board
-------------------------------------------------------------------------------------------------------------------------
Eugene B. Peters         $6,079                   N/A                     N/A             $6,079 for service on 1 board
-------------------------------------------------------------------------------------------------------------------------
James M. Storey          $6,079                   N/A                     N/A             $6,079 for service on 1 board
-------------------------------------------------------------------------------------------------------------------------
George J. Sullivan       $6,079                   N/A                     N/A             $6,079 for service on 1 board
-------------------------------------------------------------------------------------------------------------------------
William M. Doran         $0                       N/A                     N/A             $0 for service on 1 board
-------------------------------------------------------------------------------------------------------------------------
Robert A. Nesher         $0                       N/A                     N/A             $0 for service on 1 board
-------------------------------------------------------------------------------------------------------------------------

* For the purposes of this table,  the Trust is the only  investment  company in the Fund Complex.



PERFORMANCE INFORMATION

From time to time, the Trust may advertise total return of the Fund. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future returns.

The Fund may periodically compare its performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN

The total return of the Fund refers to the average compounded rate of return to a hypothetical investment for designated time periods (including, but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial payment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 payment made at the beginning of the designated time period.

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange and Hancock Bank are open for business (a "Business Day"). Shares of the Fund are offered on a continuous basis. Currently, the Fund is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, the Tuesday before Ash Wednesday ("Mardi Gras"), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A Shareholder will at all times be entitled to aggregate cash redemptions from the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Trading takes place in various markets on days that are not Business Days and the Fund's net asset values are not calculated. As a result, events affecting the values of the Fund's securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

DETERMINATION OF NET ASSET VALUE

The securities of the Fund are valued by the Administrator pursuant to valuations provided by an independent pricing service. The pricing service relies primarily on prices of actual market transactions as well as trader quotations. However, the service may also use a matrix system to determine valuations of fixed income securities, which system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

TAXES

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS

The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

The Fund intends to qualify and elect to be treated as a "regulated investment company" ("RIC") as defined under Subchapter M of the Code. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject.

In order to qualify as a RIC, the Fund must distribute at least 90% of its net investment income (which includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or business.

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders. The Board of Trustees reserves the right to cause a Fund to qualify as a RIC if it feels that such treatment is in the shareholders' best interest.

FUND DISTRIBUTIONS

Distributions of investment company taxable income will be taxable to shareholders as ordinary income, regardless of whether such distributions are paid in cash or are reinvested in additional shares, to the extent of the Fund's earnings and profits. The Fund anticipates that it will distribute substantially all of its investment company taxable income for each taxable year.

The Fund may either retain or distribute to shareholders its excess of net long-term capital gains over net short-term capital losses (net capital gains). If such gains are distributed as a capital gains distribution, they are taxable to shareholders who are individuals at long-term capital gains rates regardless of the length of time the shareholder has held shares. If any such gains are retained, the Fund will pay federal income tax thereon.

In the case of corporate shareholders, distributions (other than capital gains distributions) from a RIC, generally qualify for the dividends-received deduction only to the extent of the gross amount of qualifying dividends received by a portfolio for the year. Generally, and subject to certain limitations, a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Accordingly, such distributions will generally qualify for the corporate dividends-received deduction.

Ordinarily, investors should include all dividends as income in the year of payment. However, dividends declared payable to shareholders of record in October, November or December of one year, but paid in January of the following year, will be deemed for tax purposes to have been received by the shareholder and paid by the Fund in the year in which the dividends were declared.

The Fund will provide a statement annually to shareholders as to the federal tax status of distributions paid (or deemed to be paid) by the Fund during the year, including the amount of dividends eligible for the corporate dividends-received deduction.

SALE OR EXCHANGE OF FUND SHARES

Generally, gain or loss on the sale or exchange of a share will be capital gain or loss that will be long-term if the share has been held for more than twelve months and otherwise will be short-term. However, if a shareholder realizes a loss on the sale, exchange or redemption of a share held for six months or less and has previously received a capital gains distribution with respect to the share (or any undistributed net capital gains of the Fund with respect to such share are included in determining the shareholder's long-term capital gains), the shareholder must treat the loss as a long-term capital loss to the extent of the amount of the prior capital gains distribution (or any undistributed net capital gains of the Fund that have been included in determining such shareholder's long-term capital gains). In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent an investor repurchases (or enters into a contract or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

In certain cases, the Fund will be required to withhold, and remit to the United States Treasury, 31% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX

If the Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short and long term capital gains over short and long term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year), the Fund will be subject to a nondeductible 4% federal excise tax on the undistributed amounts. The Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE AND LOCAL TAXES

The Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Fund to shareholders and the ownership of shares may be subject to state and local taxes.

FUND TRANSACTIONS

The Fund has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees of the Trust, the Adviser is responsible for placing the orders to execute transactions for the Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available.

The money market instruments in which the Fund invests are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Fund will primarily consist of dealer spreads and underwriting commissions.

TRADING PRACTICES AND BROKERAGE

The Trust selects brokers or dealers to execute transactions for the purchase or sale of Fund securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate some or all commission brokerage business generated by the Trust and accounts under management by the Adviser, to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to the fund or account generating the brokerage.

As provided in the Securities Exchange Act of 1934 (the "1934 Act"), higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, Fund transactions that generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

The Adviser may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Trust, at the request of the Distributor, gives consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute Trust portfolio transactions.

The Adviser may, consistent with the interest of the Fund, select brokers on the basis of the research services they provide to the Adviser. Such services may include analyses of the business or prospects of a company, industry or economic sector, or statistical and pricing services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. If, in the judgment of the Adviser, the Fund or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses. The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information, such services may not be used exclusively, or at all, with respect to the Fund or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Fund.

It is expected that the Fund may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Trust, have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

The Adviser may place portfolio orders with qualified broker-dealers who recommend the Fund's shares to clients, and may, when a number of brokers and dealers can provide best net results on a particular transaction, consider such recommendations by a broker or dealer in selecting among broker-dealers.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of the Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

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